Exhibit EX-10.35
                                                             10-QSB  03-31-97
                                                                  Page 1 of 2


                                  AMENDMENT TO
                                 LOAN AGREEMENT

                                  Amendment #3
                              Dated: April 30, 1997



The LOAN AGREEMENT dated October 1, 1996 (the "Agreement"), between Concord Growth Corporation, a California Corporation, and Source Scientific, Inc.; Alton Instruments Corporation; and , Source Scientific Systems, Inc., (jointly and severally as co-borrowers, may hereinafter to referred to individually, or collectively as, "Borrower"), are hereby amended in the specific section(s) as follows:



Section 1.1 (b)               Loans.  Notwithstanding  the terms and conditions
                              contained therein, the Maximum Credit shall be Five Hundred Thousand Dollars ($500.000).


Section 2.5 Monthly Minimum Fee. Notwithstanding the terms and conditions contained therein, the Monthly Min-imum Fee shall be Four Thousand Dollars ($4,000).

Section 8.2. Effectiveness: Term Notwithstanding the terms and conditions contained therein, this Agree-ment shall continue in full force and effect for a term of three (3) months from the date hereof and all Obligations shall be due and payable in full at the expiration of said renewal Term.


The Amendment affects only the above listed Section(s) of the Agreement and all other provisions of the Agreement shall remain unchanged and in force as written or thereafter amended in writing.


                                (Signatures appear on the following page)

                                                             Exhibit EX-10.35
                                                             10-QSB  03-31-97
                                                                  Page 2 of 2

This Amendment shall become effective when it is accepted and executed by an authorized officer of Lender.

AGREED:

CO-BORROWER:

         Source Scientific, Inc.

         BY: /S/ M.A. SHAWKY

         M. A. Shawky, CFO
                 (PRINT NAME AND TITLE)

         DATE: 4-29-97

CO-BORROWER:

         Alton Instruments  Corporation

         Source Scientific, Inc.

         BY: /S/ M.A. SHAWKY

         M. A. Shawky, CFO
                 (PRINT NAME AND TITLE)

         DATE: 4-29-97

CO-BORROWER:

         Source Scientific Systems, Inc.

         BY: /S/ M.A. SHAWKY

         M. A. Shawky, CFO
                 (PRINT NAME AND TITLE)

         DATE: 4-29-97

ACCEPTED:

LENDER:

         CONCORD GROWTH CORPORATION

         BY:_________________________________

               ---------------------------------
                 (PRINT NAME AND TITLE)

         DATE:______________________________